First Symetra Spinnaker Variable Annuity
First Symetra Spinnaker Plus Variable Annuity

Supplement dated May 1, 2016
to Prospectuses dated June 16, 1997 as supplemented

Effective May 1, 2016, Voya has made the following name change:

Old Fund Name	New Fund Name
Voya Global Value Advantage Portfolio	Voya Global Equity Portfolio

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.